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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 15, 2005

                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)

                          DELAWARE                           36-3520923
                (State or other jurisdiction of           (I.R.S. Employer
                incorporation or organization)           Identification No.)

                 1250 S. GROVE AVE., SUITE 200
                     BARRINGTON, ILLINOIS                       60010
             (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code (847) 382-2064


                                 Not applicable
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS


ITEM 8.01 - OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, on July 15, 2005 the Company filed its monthly operating reports covering the period ended June 30, 2005 with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:



       1. Summary of Cash Accounts.
       2. Receipts Listings.
       3. Disbursements Listings.
       4. Loan Account.
       5. Statement of Aged Receivables and Accounts Payable Aging.
       6. Tax Questionnaire.
       7. Declaration.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01(C)  - EXHIBITS



   EXHIBIT
   NUMBER                        DESCRIPTION
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     99.1      Financial Information dated June 30, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 FGI Group Inc.

                                 /s/ F. Terrence Blanchard
                                 -----------------------------------------------
                                 F. Terrence Blanchard
                                 President and Chief Financial Officer



July 15, 2005